UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8—K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 8, 2006 (August 10, 2006)

SENECA GAMING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-117633	54-2122988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Fourth Street Niagara Falls, NY (Seneca Nation Territory) (Address of Principal Executive Offices)
14303
(Zip Code)

Registrant’s telephone number, including area code: (716) 299-1100

Not Applicable

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 10, 2006, Seneca Gaming Corporation (“SGC”) issued a press release announcing that John Pasqualoni will continue to serve as its President and Chief Executive Officer through September 30, 2007, the end of the term of his original employment contract. As previously disclosed, Mr. Pasqualoni was to resign his duties effective July 31, 2006, which date was subsequently extended through August 31, 2006.

A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 8.01               Other Events.

On August 8, 2006, SGC issued a press release containing statements by Barry E. Snyder, Sr., President of the Seneca Nation of Indians and Chairman of the Board of Directors of SGC.

A copy of the press release is attached to this Current Report as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1       Press Release Containing John Pasqualoni Announcement

99.2       Press Release Containing Barry E. Snyder, Sr. Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SENECA GAMING CORPORATION
(Registrant)

Date: August 10, 2006	/s/ Rajat Shah
	Name:	Rajat Shah
	Title:	Senior Vice President, Business Development and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

*99.1	Press Release Containing John Pasqualoni Announcement

*99.2	Press Release Containing Barry E. Snyder, Sr. Statements

*Filed herewith